Exhibit 99.1

Alex Howarth Joins Madrigal Pharmaceuticals as Chief Financial Officer

WEST CONSHOHOCKEN, Pa., May 18, 2021 — Madrigal Pharmaceuticals, Inc. (NASDAQ:MDGL), a clinical-stage biopharmaceutical company pursuing novel therapeutics for cardio-metabolic and fatty liver diseases with high unmet medical need, announced today that Alex Howarth has joined Madrigal as Chief Financial Officer.

“I am pleased to welcome Alex to Madrigal as our Chief Financial Officer as we advance our two Phase 3 studies for resmetirom and enter a critical phase of development and growth within the Company. In the past year, we have advanced commercial planning for the U.S. and key Ex-U.S. markets,” said Paul Friedman, M.D., Chief Executive Officer of Madrigal. “As we have indicated in the past, we will seek partnerships for Ex-U.S. commercialization, and Alex will greatly assist in these efforts in addition to serving as our CFO. He is an accomplished executive who brings a wealth of experience from commercial-stage biotech companies as well as multinational pharmaceutical organizations, such as GlaxoSmithKline,” Friedman said. “His experience includes developing financial and corporate strategy, long-range planning, business development and expertise in implementing financial and operational systems to support company growth. He adds depth and experience to our team which will be key as Madrigal prepares to transition from a development-stage company to a commercial-stage company.”

Mr. Howarth, age 52, brings more than 25 years of biopharmaceutical experience and is recognized for his financial, operational, and transactional achievements. Most recently, Mr. Howarth was Chief Operating Officer at Akcea Therapeutics, a publicly traded biopharmaceutical company with commercial operations in North America and Europe, where he served as a core member of the executive leadership team leading up to its acquisition by Ionis Pharmaceuticals. Prior to Akcea, Alex was President and Chief Financial Officer at Lycera Corporation; Chief Financial Officer and Chief Business Officer at moksha8, a TPG portfolio company focused on commercializing products in emerging markets; and Chief Business Officer at Vitae Pharmaceuticals. Earlier in his career, Alex spent ten years at GlaxoSmithKline in a variety of business development and finance roles, including leading GSK Venture Partnerships and serving as Senior Director, Worldwide Business Development. Prior to joining GSK, Mr. Howarth worked at KPMG in London, UK where he qualified as a chartered accountant. Mr. Howarth has an honors degree in biochemistry from the University of Bath, England.

“With resmetirom, Madrigal is positioned to achieve first mover status in the substantial and unmet NASH market and improve the quality of life and health for millions of NASH patients in America and worldwide” said Mr. Howarth. “I am tremendously excited to be joining Madrigal and look forward to working with the leadership team to contribute to the continued success and growth at Madrigal.”

“As we begin the transition of our CFO role from Marc Schneebaum to Alex, I would like to thank Marc for the tremendous impact he has had on Madrigal’s success over the last five years,” Dr. Friedman said. “Marc brought unique skills and made significant contributions at Madrigal. Most notably, he leveraged Madrigal’s $60 million in liquidity sources as a new public company and thereafter serially financed over $600 million in equity capital in support of the initiation and progression of our critical Phase 2 and Phase 3 trials for resmetirom. I have greatly enjoyed having Marc as my professional colleague and partner, and I wish him the best in his future endeavors.”

About Madrigal Pharmaceuticals

Madrigal Pharmaceuticals, Inc. (Nasdaq: MDGL) is a clinical-stage biopharmaceutical company pursuing novel therapeutics that target a specific thyroid hormone receptor pathway in the liver, which is a key regulatory mechanism common to a spectrum of cardio-metabolic and fatty liver diseases with high unmet medical need. Madrigal’s lead candidate, resmetirom, is a first-in-class, orally administered, small-molecule, liver-directed, thyroid hormone receptor (THR)-ß selective agonist that is in currently in two Phase 3 clinical studies, MAESTRO-NASH and MAESTRO-NAFLD-1, designed to demonstrate multiple benefits across a broad spectrum of NASH (non-alcoholic steatohepatitis) and NAFLD (non-alcoholic fatty liver disease) patients. For more information, visit www.madrigalpharma.com.

Forward-Looking Statements

This communication contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are based on our beliefs and assumptions and on information currently available to us, but are subject to factors beyond our control. Forward-looking statements include but are not limited to statements or references concerning: our clinical trials; research and development activities; the timing and results associated with the future development of our lead product candidate, MGL-3196 (resmetirom), including sector leadership; the timing and completion of projected 2021 clinical milestone events, including enrollment, top-line data and open label projections; our primary and secondary study endpoints for resmetirom and the potential for achieving such endpoints and projections; optimal dosing levels for resmetirom; projections regarding potential future NASH resolution, safety, fibrosis treatment, cardiovascular effects, lipid treatment or biomarker effects with resmetirom; the predictive power of resmetirom liver fat reduction on NASH resolution with fibrosis reduction or improvement; the achievement of enrollment objectives concerning patient number, safety database and/or timing for our studies; potential NASH or NAFLD patient risk profile benefits with resmetirom; and our possible or assumed future results of operations and expenses, business strategies and plans, capital needs and financing plans, trends, market sizing, competitive position, industry environment and potential growth opportunities, among other things. Forward-looking statements: reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events;

include all statements that are not historical facts; and can be identified by terms such as “allow,” “anticipates,” “be,” “believes,” “continue,” “could,” “demonstrates,” ”design,” “estimates,” “expects,” “forecasts,” “future,” “goal,” “hopeful,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” ”predictive,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Although management presently believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to: our clinical development of resmetirom; enrollment uncertainties, generally and in relation to COVID-19 shelter-in-place and social distancing measures and individual precautionary measures that may be implemented or continued for an uncertain period of time; outcomes or trends from competitive studies; future topline data timing or results; the risks of achieving potential benefits in studies that include substantially more patients than our prior studies; the timing and outcomes of clinical studies of resmetirom; and the uncertainties inherent in clinical testing. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Madrigal undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events. Please refer to Madrigal’s filings with the U.S. Securities and Exchange Commission for more detailed information regarding these risks and uncertainties and other factors that may cause actual results to differ materially from those expressed or implied. We specifically discuss these risks and uncertainties in greater detail in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as well as in our other filings with the SEC.

Investor Contact:

Paul Friedman, Madrigal Pharmaceuticals, Inc. IR@madrigalpharma.com

Media Contact:

Mike Beyer, Sam Brown Inc. mikebeyer@sambrown.com 312 961 2502